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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2005

Huntsman Advanced Materials LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-115344 (Commission File Number)	92-0194012 (IRS Employer Identification No.)
500 Huntsman Way Salt Lake City, Utah (Address of principal executive offices)		84108 (Zip Code)

Registrant's telephone number, including area code: (801) 584-5700

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

        On May 3, 2005, Huntsman Advanced Materials LLC (the "Company"), together with its parent corporation, Huntsman Corporation, and certain other affiliated companies, issued a press release announcing its results for the three months ended March 31, 2005. The press release is furnished herewith as Exhibit 99.1.

        The Company will hold a conference call on Wednesday, May 4, 2005 at 10:00 a.m. EDT.

Call-in number for U.S. participants:	(877) 857-2510
Call-in number for international participants:	(706) 634-5675

        The conference call will be replayed beginning May 4, 2005 at 1:00 p.m. EDT and ending May 11, 2005 at 11:59 p.m. EDT.

        Call-in numbers for the replay:

Within the U.S.:	(800) 642-1687
International:	(706) 645-9291

Access code for replay: 5769647

        Information with respect to the conference call, together with a copy of the press release furnished herewith as Exhibit 99.1, is available at www.huntsman.com under "Investor Relations."

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN ADVANCED MATERIALS LLC
/s/ JOHN R. HESKETT JOHN R. HESKETT Vice President, Corporate Development and Investor Relations

Dated: May 3, 2005

EXHIBIT INDEX

Number	Description of Exhibits
99.1	Press Release dated May 3, 2005

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  Item 2.02. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX